SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 11, 2003

                             PROVIDENT BANCORP, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

 United States of America            0-25233                 06-1537499
-------------------------     ----------------------       ---------------
(State or Other Jurisdiction)  (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                    Identification No.)


400 Rella Boulevard, Montebello, New York                     10901
-----------------------------------------                  ----------
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits
        -------------------------------------------------------------------

        The following Exhibits are filed as part of this report:

Exhibit No.                    Description
-----------                    -----------

   99.1 Press Release announcing resignation of Chief Financial Officer, Katherine Dering, dated March 11, 2003

   99.2 Press Release announcing the appointment of Paul Maisch as Chief Financial Officer, dated March 19, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           PROVIDENT BANCORP, INC.



DATE:   March 26, 2003                     By: /s/ George Strayton
                                           ------------------------------------
                                           George Strayton
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

 Exhibit No.                         Description
 -----------                         -----------


   99.1 Press Release announcing resignation of Chief Financial Officer, Katherine Dering, dated March 11, 2003

   99.2 Press Release announcing the appointment of Paul Maisch as Chief Financial Officer, dated March 19, 2003